UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2009

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota		55014
(Address of Principal Executive Offices)		(Zip Code)

(763) 225-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On September 10, 2009, Northern Technologies International Corporation (“NTIC”) publicly announced certain preliminary financial information for the fourth quarter and fiscal year ended August 31, 2009.  For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

The information contained in this report and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by NTIC under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 7.01.         Regulation FD Disclosure

On September 5, 2008, shortly prior to his death, Philip M. Lynch, founder and former Executive Officer of Inter Alia Holding Company (“IAHC”), as well as former Chairman and Chief Executive Officer of NTIC, pledged 295,000 shares of NTIC common stock owned by IAHC (the “Pledged Shares”) as collateral for a promissory note issued by International Barcode Corporation (d/b/a “BTI”) made payable to Park Avenue Bank (the “Note”).

NTIC was recently informed by IAHC, an entity now partially owned by G. Patrick Lynch, NTIC’s current President and Chief Executive Officer and a director, together with the three other surviving members of the Lynch family, that IAHC has recently learned that BTI had defaulted on the Note and that Park Avenue Bank has made various attempts to foreclose on the collateral of 295,000 shares of NTIC common stock.  NTIC also was informed by IAHC that IAHC is currently involved in litigation with Park Avenue Bank, Oppenheimer & Co. Inc., as well as BTI, regarding the Pledged Shares and the possible foreclosure and sale of the Pledged Shares by Park Avenue Bank.

IAHC beneficially owns 852,068 shares of NTIC common stock, or approximately 22.7 percent of NTIC’s outstanding common stock, as of August 31, 2009, including the 295,000 Pledged Shares.  As of August 31, 2009, an additional 83,167 shares of NTIC common stock owned by IAHC were pledged as collateral to another bank for other loan obligations.

Item 9.01          Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by Northern Technologies International Corporation on September 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated:   September 10, 2009

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release Issued by Northern Technologies International Corporation on September 10, 2009	Furnished herewith